Exhibit 99.2 TOPLINE RESULTS FROM PALTUSOTINE PHASE 3 PATHFNDR-1 STUDY A Randomized, Placebo-Controlled, Multi-Center Study to Evaluate the Safety and Efficacy of Paltusotine in Subjects with Acromegaly Treated with Long-acting Somatostatin Receptor Ligands

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of paltusotine for acromegaly patients and patients with carcinoid syndrome; the potential for the PATHFNDR program to support registration of paltusotine for all acromegaly patients who require pharmacotherapy; the expected timing of topline data from the PATHFNDR-2 study and the Phase 2 and Phase 3 studies in patients with carcinoid syndrome and the expected timing of the submission of a new drug application for paltusotine for the treatment of acromegaly and related open label extension studies. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “forecast,” “laying the foundation,” “aspiring,” “target” and similar terms.

These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: topline data that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; the risk that preliminary results of preclinical studies or clinical studies do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the FDA or other regulatory agencies may require additional clinical studies of paltusotine or suggest changes to our planned Phase 3 clinical studies prior to and in support of the approval of a New Drug Application or applicable foreign regulatory approval; the COVID-19 pandemic may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical studies, nonclinical studies and preclinical studies for paltusotine; regulatory developments or price restrictions in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission (“SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

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Met the Primary and All Secondary Endpoints and Paltusotine Was Well-Tolerated PRIMARY ENDPOINT 83% of participants on paltusotine maintained IGF-1 ≤ 1.0xULN vs 4% on placebo ✓ (p<0.0001) SECONDARY ENDPOINTS (paltusotine arm vs. placebo) Change from baseline in IGF-1 (p<0.0001) ✓ Change from baseline in Acromegaly Symptoms Diary score (p=0.02) ✓ Proportion of participants who maintained GH <1.0 ng/mL (p=0.0003) ✓ SAFETY ✓ Paltusotine was well-tolerated with no severe or serious adverse events Paltusotine demonstrated no new safety signals ✓ Paltusotine is an investigational drug in clinical studies for the treatment of acromegaly and carcinoid syndrome CRINETICS PHARMACEUTICALS | 3

What is Acromegaly?

Acromegaly is caused by a benign pituitary tumor secreting excess growth hormone (GH)
Uncontrolled acromegaly is debilitating and increases risk of early death



Somatotroph
Adenoma

GH

Somatostatin Receptor Ligands (SRLs) inhibit GH secretion



Liver

IGF-I

Excess GH secretion by the pituitary gland causes excess IGF-1 secretion by the liver

- Changed Facial Features
- Prognathism
- Enlarged Hands
- Carpel Tunnel
- Arthritis

- Hypertension
- Hypopituitarism
- Hepatomegaly
- Impaired Glucose
- Thyroid Hypertrophy

- Headache
- Vision Defects
- Perspiration
- Joint Pain
- Swelling
- Respiratory Issues



Sources: http://www.fipapatients.org; Bex M, Abs R, T'Sjoen G, et al. Eur J Endocrinol. 2007;157(4):399-409

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Paltusotine Was Designed as the First Once-Daily, Oral, Selectively Targeted SST2 Agonist


octreotide (peptide)
paltusotine (nonpeptide)
Peptides and nonpeptides share a common receptor binding site
Proteases
Octreotide
Paltusotine
Extended region
difluorophenyl moiety
Core region
Addtional amine group
ECL3
ECL2
TM7
TM6
ECL1
TM5
TM3
TM1
TM2
Intrinsically permeable
SST2 Receptor
oral bioavailability 0.5%
half-life: ~2 hrs.
Blood Stream
oral bioavailability 70%
half-life: ~30 hrs.

Sources: Madan et al. Pituitary, (2022) 25:328-339; Heo, Yoon et al. eLife (2022);0:e76823; Zhao et al. Nature Commun, (2023) 14, 962

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Goal for Paltusotine:
Help People to Focus on Living Life

Current Standard of Care	Disease Control	Tolerability	Patient Experience
	**Poor symptom control:** worsening of symptoms at the end of each injection cycle[1,2]	**Treatment-related injection site reactions** reported by 77% of patients on monthly SRLs[3]	Depot SRL injections are **painful and often need to be administered in a doctor's office**
Potential Benefits of Paltusotine*  PAL	**Reliable, consistent and durable IGF-1 control**	**No injections** **Well tolerated** with no severe or serious adverse events	**Once daily oral tablet** has potential to reduce strain on daily routine and healthcare system

* If paltusotine receives regulatory approval. Clinical studies to support applications for regulatory approval are ongoing.

SRL: Somatostatin receptor ligand; Sources: 1. Geer et al. BMC Endocrine Disorders, (2020) 20:117; 2. Strasburger et al. European Journal of Endocrinology, (2016) 174; 3. Fleseriu et al. Frontiers in Endocrinology; March 2021, Vol.12

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PATHFNDR[1] Evaluated Participants Switching from Standard of Care Depots to Once Daily Oral Paltusotine



Screening
(up to 12 weeks)
Randomized Controlled Phase
(36 Weeks, 11 planned Visits)
Open Label Extension Phase
Participants:
Entry Criteria:
IGF-1 ≤1.0 xULN on octreotide or lanreotide depot monotherapy.
n=58
R
Mean of 2-3 IGF-1 samples determines entry
Paltusotine (n=30)
Placebo (n=28)
Paltusotine
EOR
WEEK
-12
Day 1
24
34
36
IGF-1 Baseline
First dose of paltusotine
TITRATION PERIOD
start at 40 mg, up-titrate to 60 mg if IGF-1 >0.9xULN
Mean of Week 34, 36 used for Primary Endpoint

Primary Endpoint: Proportion of patients with IGF-1 ≤1.0 xULN (mean of samples from weeks 34 and 36)

IGF-1 Baseline: Mean of 3-4 IGF-1 samples (including Day 1 sample) prior to start of study drug dosing.

EOR: End of Randomized Controlled Phase. If participant is rescued, then last observation prior to rescue is used for EOR value.

Rescue: Participant received injected SRL and was classified as a non-responder if there were two consecutive IGF-1 ≥ 1.3 xULN on 60 mg *AND* exacerbation of acromegaly clinical signs/symptoms as determined by the investigator.

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98% of Participants Completed the Randomized Controlled Phase of PATHFNDR-1 and 91% Enrolled in the Open Label Extension (OLE) Phase

PATHFNDR-1 Participant Disposition



Total Participants Randomized
N=58
Paltusotine
N=30
Placebo
N=28
Study Discontinuation
N=0
Study Discontinuation
N=1 (patient decision)
Completed RC Phase
N=30/30*
Completed RC Phase
N=27/28
Completed RC Phase
N=57/58 (98%)
Enrolled in OLE Phase
N=53/58 (91%)

*In the paltusotine arm, 14 patients completed the randomized controlled phase on 40 mg dosing, 14 started on 40 mg and dose escalated to 60 mg and completed the randomized controlled phase on 60 mg, and 2 received rescue medication.

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Participant Characteristics Paltusotine Placebo Overall Participant Characteristics N=30 N=28 N=58 Female, n (%) 15 (50%) 17 (61%) 32 (55%) Age at informed consent - Mean (SD), years 55.9 (14.6) 53.9 (12.9) 54.9 (13.7) Weight - Mean (SD), kg 83.7 (18.6) 73.2 (16.0) 78.6 (18.1) 2 BMI - Mean (SD), kg/m 29.9 (5.6) 27.6 (5.9) 28.8 (5.8) Geography, n (%) United States 6 (20%) 5 (18%) 11 (19%) Europe and Israel 13 (43%) 12 (43%) 25 (43%) Latin America 11 (37%) 11 (39%) 22 (38%) CRINETICS PHARMACEUTICALS | 9

Disease Characteristics Paltusotine Placebo Overall Disease Characteristics and Previous Treatment N=30 N=28 N=58 Duration since acromegaly diagnosis - Mean (SD), months 187 (88) 121 (82) 155 (91) Pituitary surgery performed - n (%) 26 (87%) 24 (86%) 50 (86%) Duration since pituitary surgery - Mean (SD), months 172 (89) 102 (65) 138 (85) Baseline IGF-1 xULN - Mean (SD) 0.83 (0.14) 0.82 (0.16) 0.83 (0.15) Baseline GH - Mean (SD), ng/mL 0.92 (1.02) 0.89 (0.83) 0.90 (0.93) Prior SRL at time of screening Octreotide, n (%) 18 (60%) 16 (57%) 34 (59%) Monthly Dose: 10 mg / 20 mg / ≥30 mg (n) 1 / 7 / 10 2 / 11 / 3 3 / 18 / 13 Lanreotide, n (%) 12 (40%) 12 (43%) 24 (41%) Monthly Dose: 60 mg / 90 mg* / 120 mg (n) 2 / 4 / 6 1 / 5 / 6 3 / 9 / 12 * 1 participant received 120 mg every 6 weeks and was considered part of the 90 mg group. CRINETICS PHARMACEUTICALS | 10

Primary Endpoint Achieved: 83% of Participants on Paltusotine Maintained IGF-1 ≤1.0 xULN 100% 83% p<0.0001 (25/30) 80% 60% 40% 20% 4% (1/28) 0% Paltusotine Placebo Participants who were rescued or stopped the assigned treatment before week 34 did not meet the protocol-defined primary endpoint. CRINETICS PHARMACEUTICALS | 11 Participants Achieving Primary Endpoint (%)

Secondary Endpoint #1 Achieved: Paltusotine Treatment Maintained Control of IGF-1 1.0 p<0.0001 0.83 xULN 0.8 0.6 0.4 0.2 0.04 xULN 0.0 Paltusotine Placebo (n=30) (n=28) -0.2 Least Squares (LS) Mean (± SE) is shown and estimated based on an analysis of covariance. If participant was rescued, IGF-1 values measured just prior to rescue are used. CRINETICS PHARMACEUTICALS | 12 IGF-1 Change from Baseline (x ULN ± SE)

Participants on Paltusotine Maintained IGF-1 Levels IGF-1 xULN at Baseline and End of Randomized Controlled Phase (EOR) for Each Participant Placebo Paltusotine 4.0 4.0 Rescued Rescued 3.5 3.5 3.0 3.0 2.5 2.5 2.0 2.0 1.5 1.5 1.0 1.0 0.5 0.5 0.0 0.0 12 12 BL 4 8 16 20 24 28 32 36 BL 4 8 16 20 24 28 32 36 Study Week Study Week EOR: End of Randomized Controlled Phase. If participant was rescued, IGF-1 values measured prior to rescue are used. Rescue: If there were two consecutive IGF-1 ≥ 1.3 xULN on 60 mg AND exacerbation of acromegaly clinical signs/symptoms as determined by the investigator. CRINETICS PHARMACEUTICALS | 13 IGF-1 (x ULN) IGF-1 (x ULN)

Patients Reported Symptom Severity Using the Acromegaly Symptoms Diary (ASD) Symptoms Evaluated in the ASD • ASD was developed in accordance with FDA Headache pain guidance to evaluate symptoms of acromegaly in Joint pain clinical studies* Sweating Fatigue • Seven symptoms were rated from 0 (no symptom) to 10 (worst symptom); total ASD score 0 to 70 Leg weakness Swelling • A daily checklist for symptoms was collected prior to Numbness/tingling and during study treatment Total Score (0-70) Numeric Scale (per symptom) No Worst Symptom Symptom 0 1 2 3 4 5 6 7 8 9 10 *Martin et al. Journal of Patient-Reported Outcomes (2023) 7:15; https://doi.org/10.1186/s41687-023-00541-7 CRINETICS PHARMACEUTICALS | 14

Secondary Endpoint #2 Achieved: Paltusotine Treatment Maintained Control of Acromegaly Symptoms Change from Baseline to EOR in Total ASD Score 7 6 p=0.02 +4.6 5 4 3 2 1 -1 -0.6 -2 -3 Paltusotine Placebo (n=30) (n=28) EOR: End of Randomized Controlled Phase. ASD scores measured prior to rescue or discontinuation are used. Baseline ASD scores were 13.2 for paltusotine and 10.9 for placebo. CRINETICS PHARMACEUTICALS | 15 ASD Score Change from Baseline (± SE)

Paltusotine Treatment Maintained Control Across All Individual Symptom Components of ASD Change from Baseline in ASD Score by Item 2.0 Paltusotine Placebo 1.3 1.6 1.1 0.9 1.2 0.5 0.8 0.4 0.3 0.1 0.1 0.03 0.4 0.0 -0.4 -0.1 -0.03 -0.03 -0.3 -0.3 -0.8 Headache Joint Pain Sweating Fatigue Weakness Swelling Numbness or Pain in Legs Tingling ASD Item *p<0.05. EOR: End of Randomized Controlled Phase, ASD scores measured prior to rescue or discontinuation are used. Each symptom is on a 0 (no symptom) to 10 (worst symptom) scale. CRINETICS PHARMACEUTICALS | 16 Change in ASD Score (+SE)

Secondary Endpoint #3 Achieved: Paltusotine Treatment Maintained Growth Hormone Control Participants with Baseline GH <1.0 ng/mL* who Maintained GH <1.0 ng/mL at EOR 87% 100% (20/23) p=0.0003 80% 60% 28% 40% (5/18) 20% 0% Paltusotine Placebo *Endocrine Society Clinical Practice guidelines recommend target GH levels < 1.0 ng/mL; Katznelson et al. J Clin Endocrinol Metab 99: 3933–3951, 2014 Participants who were rescued or stopped the assigned treatment before week 34 did not meet the protocol-defined endpoint. EOR: End of Randomized Controlled Phase n: 23 out 30 paltusotine participants and 18 out of 28 placebo participants entered the study with a baseline GH <1.0 ng/mL CRINETICS PHARMACEUTICALS | 17 Percentage Meeting Endpoint

Paltusotine was Well-Tolerated with No Severe or Serious Adverse Events Paltusotine Placebo N=30 N=28 Treatment-Emergent Adverse Events n (%) n (%) Any 24 (80%) 28 (100%) Mild 14 (47%) 10 (36%) Moderate 10 (33%) 15 (54%) Severe 0 3 (11%) Treatment-related 11 (37%) 4 (14%) Serious Not treatment-related 0 1 (4%) Treatment-related 0 0 Leading to dose reduction 1 (3%) 0 Leading to rescue 2 (7%) 17 (61%) Leading to death 0 0 Severe TEAEs in placebo were arthralgia in 1 participant, peripheral swelling/fatigue/pain in extremity in 1 participant, and leukopenia in 1 participant. Serious TEAE in placebo was acute cholecystitis. CRINETICS PHARMACEUTICALS | 18

PATHFNDR-1 Adverse Events Summary Paltusotine Placebo Treatment Emergent N=30 N=28 Adverse Events ≥5% n (%) n (%) Common Acromegaly Symptoms Arthralgia 8 (27%) 16 (57%) Headache 6 (20%) 10 (36%) Peripheral swelling 2 (7%) 10 (36%) Fatigue 2 (7%) 5 (18%) Muscular weakness 1 (3%) 3 (11%) Paraesthesia 0 7 (25%) The frequency of adverse events Hyperhidrosis 0 4 (14%) Common SRL Side Effects considered related to Diarrhoea 7 (23%) 4 (14%) acromegaly was notably lower in Abdominal pain 5 (17%) 3 (11%) Nausea 3 (10%) 2 (7%) participants treated with Abdominal distension 2 (7%) 1 (4%) paltusotine compared to placebo Flatulence 2 (7%) 1 (4%) Other (30% vs. 86% respectively). Constipation 2 (7%) 4 (14%) Urinary tract infection 2 (7%) 2 (7%) Nasopharyngitis 2 (7%) 1 (4%) Dyspnoea 1 (3%) 2 (7%) Hyperglycaemia 1 (3%) 2 (7%) Dizziness 1 (3%) 2 (7%) Back pain 1 (3%) 2 (7%) COVID-19 0 6 (21%) Asthenia 0 4 (14%) Pain in extremity 0 3 (11%) Includes AEs occurring during rescue period. Rates were similar when rescue period is excluded. CRINETICS PHARMACEUTICALS | 19

PATHFNDR-1 Safety Summary • Paltusotine was well-tolerated with no severe or serious adverse events reported in the active arm • The most frequently (>10%) reported adverse events included arthralgia, diarrhea, headache, abdominal pain and nausea • No safety signals were observed in vital signs, ECGs, or laboratory values during treatment with paltusotine • No clinically significant changes were observed in pituitary tumor size as measured by MRI • Safety results in PATHFNDR-1 comparable to that observed in entire clinical program to date CRINETICS PHARMACEUTICALS | 20

Crinetics’ Approach to Address Unmet Needs of People with Acromegaly, Prescribers, and Healthcare Systems As a trusted member of the global endocrine community, Crinetics aspires to bring the first once daily, oral selectively targeted SST2 agonist* to patients Efficacy Commercial Potential The Crinetics Approach Crinetics Today Why Endocrinology? For Patients For Physicians For the Healthcare System • Once daily oral • Reliable, consistent, and • Potential reduced patient durable IGF-1 control out-of-pocket costs • Consistent symptom control • Simple dose selection • At-home option reduces costs compared to in-office • Room temperature storage • Low drug interaction risk administration • Home delivery • HCP support services • At-home option saves HCP resources • Patient support services * If paltusotine receives regulatory approval. Clinical studies to support applications for regulatory approval are ongoing; HCP: Healthcare Provider. CRINETICS PHARMACEUTICALS | 21

Paltusotine: Initial Multi-Billion Dollar U.S. Market Opportunity in Acromegaly and Carcinoid Syndrome (U.S. Patients) (U.S. Patients) Carcinoid Syndrome Diagnosed 33,000 Acromegaly Prevalence 27,000 Addressable Patients 33,000 Not cured 11,000 (Candidates for SRL) surgically Current Patients 10,000 10,000 (On Endocrine Therapy*) $70K Average Annual WAC for Injectables $100K $700M Current Market for Endocrine Therapy (U.S.) $1,000M Total Addressable Market for $800M $3,300M Endocrine Therapy (U.S.) *Endocrine therapy includes SRLs, dopamine agonists, and growth hormone antagonists CRINETICS PHARMACEUTICALS | 22 WAC: Wholesale acquisition cost; Sources: Company data on file

Anticipated Paltusotine Milestones • 4Q23 Preliminary results from carcinoid syndrome Phase 2 study • 1Q24 Results from PATHFNDR-2 Phase 3 study in untreated acromegaly patients • 2024 Acromegaly NDA submission • 2024 Anticipated carcinoid syndrome Phase 3 start • Ongoing: Acromegaly open label extension studies • N > 120 and increasing • Some Phase 2 patients have been treated with paltusotine for up to 3 years CRINETICS PHARMACEUTICALS | 23

Q&A Scott Struthers, Ph.D. Founder and Chief Executive Officer Dana Pizzuti, M.D. Chief Development Officer Alan Krasner, M.D. Chief Medical Officer